SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934





Date of report:   May 31, 2000
         (Date of earliest event reported)




                       HANNAFORD BROS. CO.
      (Exact name of registrant as specified in its charter)




            Maine                  1-7603         01-0085930
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation or organization)   File No.)   Identification No.)




        145 Pleasant Hill Road, Scarborough, Maine  04074
       (Address of principal executive offices) (Zip code)




Registrant's telephone number:  (207) 883-2911





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Item 5.  Other Events.

     On May 31, 2000, Hannaford Bros. Co. and Delhaize America, Inc. jointly announced that a divestiture plan to sell 38 Hannaford stores had been submitted to the Federal Trade Commission, a step in the regulatory approval process in the acquisition of Hannaford by Delhaize America, Inc. A press release announcing the submission is filed as an exhibit.

     On May 31, 2000, Hannaford Bros. Co. announced the closing of 13 of its stores in North Carolina and South Carolina. A press release announcing the transaction is filed as an exhibit.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1 Press release dated May 31, 2000, announcing the submission of a divestiture plan to the Federal Trade Commission.

         99.2 Press release dated May 31, 2000, announcing the closing of 13 Southeast stores.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   HANNAFORD BROS. CO.


                                   /s/ Charles H. Crockett
                                   --------------------------
Date: June 14, 2000              By:  Charles H. Crockett
                                     Assistant Secretary

                                HANNAFORD BROS. CO.

                                  EXHIBIT INDEX

Exhibit

Number            Description

99.1 Press Release dated May 31, 2000, announcing the submission of a divestiture plan to the Federal Trade Commission.

99.2              Press release dated May 31, 2000,
                  announcing the closing of 13 Southeast stores.